EXHIBIT 10.1

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act 2002

I, Richard Alden, Chief Executive Officer of Cableuropa, S.A.U., certify that to the best of my knowledge (i) the Form 20-F related to 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) the information contained in the Form 20-F fairly presents, in all material respects, the financial condition and results of operations of Cableuropa, S.A.U.

By:	/s/ Richard Alden

Name:	Richard Alden
Title:	Chief Executive Officer
Date:	May 9, 2003